                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549
                                _______________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported)    October 31, 2000
                                                _______________________________

                         PILOT NETWORK SERVICES, INC.
_______________________________________________________________________________
               (Exact name of registrant as specified in Charter)

           Delaware                     000-24507                94-3305774
_____________________________   __________________________   __________________
(State or Other Jurisdiction           (Commission File        (IRS Employer
     of Incorporation)                    Number)            Identification No.)

1080 Marina Village Parkway, Alameda, California                94501
_______________________________________________________________________________
(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code:(510) 433-7800
                                                   ____________________________
                                     None
_______________________________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.     Other Events

      On October 31, 2000, Pilot Network Services, Inc. (the "Company") issued a press release announcing: (i) the Company's financial results for the fiscal quarter ended September 30, 2000; (ii) the results of a formal review undertaken by the Audit Committee of the Company's Board of Directors into the Company's quarterly closing procedures and its revenue recognition practices; and (iii) that the Company had entered into an agreement with Marshall Capital Management, Inc. ("Marshall Capital"), the sole holder of all 15,000 shares of the Company's Series A Convertible Preferred Stock (the "Series A Preferred") related to a waiver of the Company's failure to hold its 2000 annual meeting of stockholders on or before October 1, 2000 as required under the Series A Preferred financing agreements. Under the letter agreement, the Company has granted to Marshall Capital an exchange right with respect to approximately 2,371 shares of Series A Preferred pursuant to which Marshall Capital may exchange one share of Series A Preferred for approximately 638 shares of the Company's common stock.

      The foregoing description of the letter agreement and the press release is qualified in its entirety by reference to the full text of the letter agreement and the press release, which are attached hereto as exhibits and are incorporated herein by this reference.


Item 7.     Financial Statements and Exhibits

(a)    Exhibits

Exhibit 4.1 Letter Agreement, dated as of October 31, 2000 between Pilot Network Services, Inc. and Marshall Capital Management, Inc.

Exhibit 99.1 Press release issued by Pilot Network Services, Inc. on October 31, 2000.
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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned herewith duly authorized.



Date:  November 2, 2000                    PILOT NETWORK SERVICES, INC.



                                           By:  /s/ M. Marketta Silvera
                                                -------------------------------
                                                M. Marketta Silvera, President
                                                and Chief Executive Officer
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                                  EXHBIT INDEX

Exhibit 4.1 Letter Agreement, dated as of October 31, 2000 between Pilot Network Services, Inc. and Marshall Capital Management, Inc.

Exhibit 99.1 Press release issued by Pilot Network Services, Inc. on October 31, 2000.